EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Siguler Guff Small Business Credit Opportunities Fund, Inc. (the “Registrant”) on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sean Greene, President of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

November 14, 2016	By:	/s/ Sean Greene
	Name:	Sean Greene
	Title:	President

EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Siguler Guff Small Business Credit Opportunities Fund, Inc. (the “Registrant”) on Form 10-Q for the period ended September 30, 2016, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Michael Ruggeri, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

November 14, 2016	By:	/s/ Michael Ruggeri
	Name:	Michael Ruggeri
	Title:	Chief Financial Officer